WESTERN NEW ENGLAND BANCORP, INC. 8-K

Exhibit 99.2

Local banking is better than ever. INVESTOR PRESENTATION FIRST QUARTER 2022

FORWARD - LOOKING STATEMENTS 2 We may, from time to time, make written or oral “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 , including statements contained in our filings with the Securities and Exchange Commission (the “SEC”), our reports to shareholders and in other communications by us . This presentation contains “forward - looking statements” with respect to the Company’s financial condition, liquidity, results of operations, future performance, business, measures being taken in response to the coronavirus disease 2019 (“COVID - 19 ”) pandemic and the impact of COVID - 19 on the Company’s business . Forward - looking statements may be identified by the use of such words as “believe,” “expect,” “anticipate,” “should,” “planned,” “estimated,” and “potential . ” Examples of forward - looking statements include, but are not limited to, estimates with respect to our financial condition, results of operations and business that are subject to various factors which could cause actual results to differ materially from these estimates . These factors include, but are not limited to : • the duration and scope of the COVID - 19 pandemic and the local, national and global impact of COVID - 19; • actions governments, businesses and individuals take in response to the COVID - 19 pandemic ; • the speed and effectiveness of COVID - 19 vaccine and treatment developments and their deployment, including public adoption rates of COVID - 19 vaccines; • the emergence of new COVID - 19 variants, such as the Omicron variant, and the response thereto; • the pace of recovery when the COVID - 19 pandemic subsides; • changes in the interest rate environment that reduce margins; • the effect on our operations of governmental legislation and regulation, including changes in accounting regulation or standa rds , the nature and timing of the adoption and effectiveness of new requirements under the Dodd - Frank Act Wall Street Reform and Consumer Protection Act of 2010 ( “Dodd - Frank Act”), Basel guidelines, capital requirements and other applicable laws and regulations; • the highly competitive industry and market area in which we operate; • general economic conditions, either nationally or regionally, resulting in, among other things, a deterioration in credit qua lit y; • changes in business conditions and inflation; • changes in credit market conditions; • the inability to realize expected cost savings or achieve other anticipated benefits in connection with business combinations an d other acquisitions; • changes in the securities markets which affect investment management revenues; • increases in Federal Deposit Insurance Corporation deposit insurance premiums and assessments; • changes in technology used in the banking business; • the soundness of other financial services institutions which may adversely affect our credit risk; • certain of our intangible assets may become impaired in the future; • our controls and procedures may fail or be circumvented; • new lines of business or new products and services, which may subject us to additional risks; • changes in key management personnel which may adversely impact our operations; • severe weather, natural disasters, acts of war or terrorism and other external events which could significantly impact our bu sin ess; and • other factors detailed from time to time in our SEC filings . Although we believe that the expectations reflected in such forward - looking statements are reasonable, actual results may differ materially from the results discussed in these forward - looking statements . You are cautioned not to place undue reliance on these forward - looking statements, which speak only as of the date hereof . We do not undertake any obligation to republish revised forward - looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except to the extent required by law .

WHO WE ARE Every day, we focus on showing Westfield Bank customers “ what better banking is all about . ” For us, the idea of better banking starts with putting customers first, while adhering to our core values . Our Core Values : • Integrity • Enhance Shareholder Value • Customer Focus • Community Focus Our Core Mission : Our purpose is to help customers succeed in our community, while creating and increasing shareholder value . The Company’s purpose drives the outcome we envision for Western New England Bancorp . 3 70 Center Street, Chicopee, MA.

SENIOR MANAGEMENT TEAM James C . Hagan, President & Chief Executive Officer Guida R . Sajdak, Executive Vice President, Chief Financial Officer & Treasurer Allen J . Miles III, Executive Vice President & Chief Lender Officer Kevin C . O’Connor, Executive Vice President & Chief Banking Officer Louis O . Gorman, Senior Vice President & Chief Credit Officer Leo R . Sagan, Jr . , Senior Vice President & Chief Risk Officer Darlene Libiszewski , Senior Vice President & Chief Information Officer John Bonini , Senior Vice President & General Counsel Christine Phillips , Senior Vice President, Human Resources Cidalia Inacio , Senior Vice President, Retail Banking & Wealth Management 4

5 CONNECTICUT STRATEGY UPDATE The Bank is well - positioned with four Hartford County, Connecticut locations . Continued mergers and consolidations throughout the state have created increased demand for a local, full - service, community - oriented bank, supporting the Bank’s deposit and loan growth objectives .

6 CONNECTICUT STRATEGY UPDATE Congratulations to the West Hartford Financial Services Center team on being recognized as “Best Bank/Financial Institution” in the annual Best of West Hartford , marking two consecutive years that the Bank has earned the top spot.

7 CONNECTICUT STRATEGY UPDATE On December 13 th , the Bank opened its new Granby Branch, replacing its former location at the Granby Village Shops with a new standalone branch located on East Granby Road/Route 20, a major travel route for both residents and commuters. The new location adds drive - up teller lanes, a drive - up ATM, safe deposit boxes, and a suite of private offices .

1Q2022 QUARTERLY EARNINGS 8 ($ in thousands , except EPS) 1Q2022 4Q2021 3Q2021 2Q2021 1Q2021 Net interest income $ 18,698 $ 18,582 $ 18,765 $ 17,804 $ 18,026 (Credit) Provision for loan losses (425) 300 (100) (1,200) 75 Non - interest income 2,348 3,856 3,295 2,409 3,004 Non - interest expense ____ 14,456 13,923 14,018 13,674 13,327 Income before taxes 7,015 8,215 8,142 7,739 7,628 Income tax expense 1,696 1,995 2,106 2,087 1,837 Net income $ 5,319 $ 6,220 $ 6,036 $ 5,652 $ 5,791 Diluted earnings per share (EPS) $ 0.24 $ 0.28 $ 0.27 $ 0.24 $ 0.24 ROA 0.85% 0.97% 0.96% 0.92% 0.98% ROE 9.65% 11.22% 10.85% 10.16% 10.35% Net interest margin 3.18% 3.08% 3.18% 3.06% 3.24% Net interest margin, on a tax - equivalent basis 3.20% 3.10% 3.20% 3.08% 3.26%

NET INTEREST INCOME ($) AND NET INTEREST MARGIN (%) 9 $18.0 $17.8 $18.8 $18.6 $18.7 3.24% 3.06% 3.18% 3.08% 3.18% 3.03% 2.98% 2.99% 2.97% 3.10% 2.50% 2.70% 2.90% 3.10% 3.30% 3.50% 3.70% 1Q2021 2Q2021 3Q2021 4Q2021 1Q2022 $17.2 $17.4 $17.6 $17.8 $18.0 $18.2 $18.4 $18.6 $18.8 $19.0 Net interest income Net interest margin (%) Adjusted net interest margin (1) Net interest income increased $ 116 , 000 , or 0 . 6% , from $ 18 . 6 million for the quarter ended December 31 , 2021 to $ 18 . 7 million for the quarter ended March 31 , 2022 . The net interest margin increased 10 basis points from 3 . 08 % for the quarter ended December 31 , 2021 to 3 . 18 % for the quarter ended March 31 , 2022 . Excluding PPP income, the net interest margin increased 13 basis point from 2 . 97 % for the quarter ended December 31 , 2021 to 3 . 10 % for the quarter ended March 31 , 2022 , and net interest income, excluding PPP, increased $ 527 , 000 , or 3 . 0% , from $ 17 . 6 million to $ 18 . 1 million, during the same period . (1) Adjusted net interest margin excludes PPP loan origination fee income and PPP interest income ($ in millions)

TOTAL LOANS 10 $1,757 $1,756 $1,787 $1,809 $1,880 3.86% 3.81% 3.75% 3.75% 3.75% 3.20% 3.40% 3.60% 3.80% 4.00% 4.20% 4.40% 1Q2021 2Q2021 3Q2021 4Q2021 1Q2022 $1,200 $1,300 $1,400 $1,500 $1,600 $1,700 $1,800 $1,900 $2,000 Average Loans Outstanding (excludes PPP loans) Average Loans Outstanding Average Loan Yield $1,755 $1,771 $1,786 $1,839 $1,920 $170 $106 $59 $25 $6 1Q2021 2Q2021 3Q2021 4Q2021 1Q2022 $1,500 $1,550 $1,600 $1,650 $1,700 $1,750 $1,800 $1,850 $1,900 $1,950 $2,000 Period - end Loans Outstanding Loans PPP Loans Excluding PPP loans, average loans of $ 1 . 9 billion increased $ 71 . 2 million, or 3 . 9% , from the linked quarter . Average PPP loans of $ 15 . 1 million decreased $ 26 . 5 million, or 63 . 7% , from the linked quarter . Total loans outstanding of $ 1 . 9 billion at March 31 , 2022 increased $ 61 . 6 million , or 3 . 3% , from December 31 , 2021 , driven by an increase of $ 59 . 5 million, or 6 . 1% , in commercial real estate loans, an increase of $ 12 . 4 million, or 1 . 9% , in residential real estate loans and an increase of $ 8 . 6 million, or 4 . 2% , in commercial and industrial loans, partially offset by a decrease in PPP loans of $ 19 . 3 million, or 76 . 1% . Excluding PPP loans, total loans increased $ 80 . 8 million, or 4 . 4% , from year - end . ($ in millions)

COMMERCIAL AND INDUSTRIAL LOAN TRENDS 11 $205 $215 $201 $201 $210 $170 $106 $59 $25 $6 1Q2021 2Q2021 3Q2021 4Q2021 1Q2022 $100 $150 $200 $250 $300 $350 $400 C&I Loans PPP Loans Commercial and industrial loans (“C&I ”), including PPP loans of $ 215 . 9 million at March 31 , 2022 decreased $ 10 . 7 million, or 4 . 7% , from December 31 , 2021 , driven by a decrease in PPP loans of $ 19 . 3 million, or 76 . 1% . Excluding PPP loans, commercial and industrial loans increased $ 8 . 6 million, or 4 . 2% , for the same period . At March 31 , 2022 , total delinquent C&I loans totaled $ 66 , 000 , or 0 . 03% , of the C&I portfolio, excluding PPP loans . ($ in millions)

C&I PORTFOLIO (1) 12 (1) % of total C&I loans as of March 31, 2022, excluding PPP loans Manufacturing 18% Wholesale trade 21% Educational services 8% Heavy and civil engineering construction 8% Specialty trade 6% All other C&I , 39%

SMALL BUSINESS ADMINISTRATION – PAYCHECK PROTECTION PROGRAM 13 (1) Balance as of March 31, 2022 ($ in millions) (2) ($ in thousands) Original Loan Amount (1) Original # of Loans Balance Outstanding (1) # of Loans Remaining Round 1 and 2 $223.1 1,386 $1.7 15 Round 3 79.1 760 4.4 38 Total $302.2 2,146 $6.1 53 As of March 31, 2022, the Company had received funding approval from the Small Business Administration for 2,146 applications totaling $302.2 million and processed 2,093 loan forgiveness applications totaling $296.1 million. For the three months ended March 31 , 2022 , interest income included $ 562 , 000 in PPP income, compared to $ 973 , 000 during the three months ended December 31 , 2021 . On March 31 , 2022 , the Company had $ 255 , 000 in deferred PPP loan processing fees outstanding . The processing fees are deferred and recognized over the contractual life of the loan, or accelerated at forgiveness . The table below breaks out the PPP loan processing fees and interest income for the periods noted : 1Q2021 2Q2021 3Q2021 4Q2021 1Q2022 PPP Origination Fee Income (2) $1,999 $1,240 $1,556 $868 $526 PPP Interest Income (2) 412 387 201 105 36 Total PPP Income (2) $2,411 $1,627 $1,757 $973 $562

COMMERCIAL REAL ESTATE LOAN TRENDS 14 $861 $877 $918 $980 $1,039 1Q2021 2Q2021 3Q2021 4Q2021 1Q2022 $500 $600 $700 $800 $900 $1,000 $1,100 • Commercial real estate (“CRE”) loans of $ 1 . 0 billion at March 31 , 2022 increased $ 59 . 5 million, or 6 . 1% , from December 31 , 2021 . • At March 31 , 2022 , there were $ 12 . 1 million, or 1 . 2 % of the total CRE portfolio, remaining under CARES Act modifications . • At March 31 , 2022 , total CRE delinquency was $ 737 , 000 , or 0 . 07% , of the CRE portfolio . ($ in millions) Period - end Loans Outstanding

COMMERCIAL REAL ESTATE LOANS (1) 15 (1) % of total commercial real estate loans at March 31, 2022 At March 31, 2022, there were two loans totaling $12.1 million, or 1.2% of the CRE portfolio, remaining under CARES Act modification, compared to the high point of $200.0 million, or 24.0% of the CRE portfolio as of June 30, 2020. The two loans are currently paying interest and real estate taxes. Apartment 17% Office 21% Industrial/Warehouse 14% Retail/Shopping 15% Residential Non - Owner 8% Hotel 5% Auto Sales 4% Adult Care/Assisted Living 4% Mixed - use 3% College/School 3% Other 6%

RESIDENTIAL AND CONSUMER LOAN TRENDS 16 $689 $680 $668 $656 $669 1Q2021 2Q2021 3Q2021 4Q2021 1Q2022 $630 $640 $650 $660 $670 $680 $690 $700 Residential and Consumer Loans Period - end Loans Outstanding Residential loans, including home equity loans, and consumer loans increased $ 12 . 4 million, or 1 . 9% , from December 31 , 2021 . As of March 31 , 2022 , the Company serviced $ 85 . 5 million in loans sold to the secondary market, with servicing retained, which are not included on the Company’s balance sheet . At March 31 , 2022 , total delinquent residential and consumer loans totaled $ 2 . 0 million, or 0 . 3 % of total residential and consumer loans . ($ in millions)

TOTAL DEPOSITS 17 $1,631 $1,727 $1,806 $1,855 $1,899 1Q2021 2Q2021 3Q2021 4Q2021 1Q2022 $1,000 $1,100 $1,200 $1,300 $1,400 $1,500 $1,600 $1,700 $1,800 $1,900 $2,000 PERIOD - END CORE DEPOSITS At March 31 , 2022 , core deposits increased $ 44 . 2 million, or 2 . 4% , from the linked quarter, while time deposits decreased $ 23 . 0 million, or 5 . 7% , during the same period . The ratio of core deposits as a percentage of total deposits was 83 . 4 % at March 31 , 2022 compared to 82 . 2 % at December 31 , 2021 . $523 $454 $419 $402 $379 1Q2021 2Q2021 3Q2021 4Q2021 1Q2022 $- $100 $200 $300 $400 $500 $600 PERIOD - END TIME DEPOSITS ($ in millions)

AVERAGE TOTAL DEPOSITS 18 $1,520 $1,561 $1,587 $1,606 $1,618 $562 $603 $615 $654 $633 0.34% 0.27% 0.22% 0.19% 0.18% 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% 0.35% 0.40% 1Q2021 2Q2021 3Q2021 4Q2021 1Q2022 $300 $500 $700 $900 $1,100 $1,300 $1,500 $1,700 $1,900 $2,100 Average Deposits and Rates Interest-bearing deposits Non-interest-bearing deposits Average deposit cost Average deposits, consisting of interest - bearing and non - interest bearing deposits, of $2.3 billion decreased $9.4 million , or 0.4%, from the linked quarter, and increased $169.1 million, or 8.1%, from 1Q2021. Average cost of deposits decreased one basis poi nt, from 0.19% for the three months ended December 31, 2021 to 0.18% for the three months ended March 31, 2022, and decreased 16 basis points year - over - year, reflecting the lower interest rate environment. ($ in millions)

AVERAGE CORE AND TIME DEPOSITS 19 $1,515 $1,676 $1,757 $1,850 $1,862 0.21% 0.19% 0.16% 0.15% 0.14% 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% $1,200 $1,400 $1,600 $1,800 $2,000 $2,200 $2,400 Average Core Deposits and Rates Average core deposits, including non - interest bearing deposits, increased $ 11 . 7 million, or 0 . 6% , from the linked quarter, and increased $ 347 . 2 million, or 22 . 9% , year - over - year . Average time deposits of $ 389 . 1 million decreased $ 21 . 1 million, or 5 . 1% , from the linked quarter . The cost of time deposits decreased four basis points for the same period, reflecting the lower interest rate environment . ($ in millions) $567 $488 $445 $410 $389 0.67% 0.56% 0.47% 0.39% 0.35% 0.25% 0.45% 0.65% 0.85% 1.05% 1.25% $- $100 $200 $300 $400 $500 $600 Average Time Deposits and Rates

LOAN - TO - DEPOSIT RATIO 20 89% 86% 83% 83% 85% 1Q2021 2Q2021 3Q2021 4Q2021 1Q2022 78% 80% 82% 84% 86% 88% 90% Period - end Loan - to - Deposit Ratio 76% 79% 81% 82% 83% 24% 21% 19% 18% 17% 1Q2021 2Q2021 3Q2021 4Q2021 1Q2022 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% Core Deposits and Time Deposits as a % of Total Deposits Core deposits/Total deposits Time deposits/Total deposits The loan - to - deposit ratio decreased from 89 % during 1 Q 2021 to 85 % in 1 Q 2022 . We also continue to focus on the mix of deposits from time deposits to low - cost core deposits . Core deposits as a percentage of tota l deposits improved from 76 % of total deposits in 1 Q 2021 to 83 % in 1 Q 2022 .

________ Source: SNL Financial as of June 30, 2021 Note: Total number of Westfield Bank branches shown includes the Big E seasonal branch and online deposit channel. Three Wes tfi eld branches are located in Hampshire County, MA and four Westfield branches are located in Hartford County, CT outside of Springfield MSA. DEPOSIT MARKET SHARE IN HAMPDEN COUNTY, MA AS OF JUNE 30, 2021 21 Total Deposit Rank 2021 Parent Company Name Deposits in Market ($000) Market Share # of Branches 1 TD Bank 2,086,558 14.9% 16 1,762,519 13.1% 20 2 Westfield Bank 1,963,689 14.0% 20 3 PeoplesBank 1,936,864 13.8% 15 4 Bank of America 1,851,766 13.2% 9 5 People’s United Bank 1,568,658 11.2% 14 6 KeyBank 1,204,890 8.6% 8 7 Berkshire Bank 1,195,137 8.5% 11 8 Country Bank 565,273 4.0% 5 9 Citizens Bank 505,595 3.6% 12 10 Monson Savings Bank 455,619 3.2% 4

TOTAL BORROWINGS 22 $43 $5 $4 $3 $2 1Q2021 2Q2021 3Q2021 4Q2021 1Q2022 $- $5 $10 $15 $20 $25 $30 $35 $40 $45 $50 Federal Home Loan Bank Advances (“FHLB”) Period - end Balance Outstanding ($ in millions) At March 31 , 2022 , total FHLB advances decreased $ 41 million , or 96 . 1% , from $ 42 . 7 million at March 31 , 2021 , to $ 2 . 0 million .

ASSET QUALITY INDICATORS 23 1Q2021 2Q2021 3Q2021 4Q2021 1Q2022 Total loans modified under the CARES Act $66.9M $57.0M $42.8M $42.5M $12.1M Loans modified as a % of total loans (1) 3.8% 3.2% 2.4% 2.3% 0.6% Total delinquent loans $ $9.3M $4.4M $3.1M $2.1M $2.8M Delinquent loans as a % of total loans (1) 0.53% 0.25% 0.17% 0.12% 0.15% Nonperforming loans (NPL) $ $6.8M $6.0M $5.6M $5.0M $4.0M NPL as a % of total loans (1) 0.39% 0.34% 0.32% 0.27% 0.21% NPL as a % of total assets (1) 0.30% 0.25% 0.23% 0.20% 0.16% Allowance for loan losses % of total loans (1) 1.21% 1.12% 1.11% 1.08% 1.00% Allowance for loan losses % of NPL 313% 332% 352% 399% 484% Net charge - offs (recoveries) $5K $157K ($67K) $350K $54K Net charge - offs as a % average loans (1) 0.00% 0.01% 0.00% 0.02% 0.00% (1) Excludes PPP loans

ASSET QUALITY 24 Management continues to assess the exposure of the Company’s loan portfolio to the COVID - 19 pandemic, economic trends and their potential effect on asset quality . The Company has deferred the adoption of the Current Expected Credit Loss Model , as permitted by its classification as a Smaller Reporting Company under Securities and Exchange Commission rules . 1Q2021 1Q2022 ALLL (2) Loans Outstanding (1)(2) ALLL/ Total Loan Segment ALLL (2) Loans Outstanding (1)(2) ALLL/ Total Loan Segment Commercial and industrial $ 3,562 $ 205,086 1.74% $ 2,726 $ 209,890 1.30% Commercial real estate 13,315 861,418 1.55% 12,294 1,039,487 1.18% Residential (3) 4,113 684,150 0.60% 4,068 664,504 0.61% Consumer 223 4,785 4.66% 199 4,252 4.68% Unallocated 14 - - 21 - - Total Loans $ 21,227 $ 1,755,439 1.21% $ 19,308 $ 1,918,133 1.01% (1) Excludes PPP loans (2) $ in thousands (3) Includes home equity loans and home equity lines of credit

ASSET QUALITY 25 ($ in Millions) 1Q2021 2Q2021 3Q2021 4Q2021 1Q2022 Special Mention $38.4 $41.1 $38.0 $24.2 $28.1 Special Mention - Hotel $38.6 $25.8 $26.2 $27.3 $27.1 Total Special Mention $77.0 $66.9 $64.2 $51.5 $55.2 % of Total Loans (1) 4.4% 3.8% 3.6% 2.8% 2.9% Substandard $43.0 $37.5 $32.2 $31.1 $30.8 % of Total Loans (1) 2.4% 2.1% 1.8% 1.7% 1.6% Total Watch List Loans $120.0 $104.4 $96.4 $82.6 $86.0 % of Total Loans (1) 6.8% 5.9% 5.4% 4.5% 4.5% At March 31 , 2022 , total Watch List loans decreased $ 3 . 4 million, or 4 . 1% , from $ 82 . 6 million, or 4 . 5% , of total loans, at December 31 , 2021 , to $ 86 . 0 million, or 4 . 5% , of total loans . (1) Excludes PPP loans

CAPITAL MANAGEMENT 26 We are well - capitalized with excess capital. Consolidated Ratio at March 31, 2022 Leverage Ratio 8.94% Common Equity Tier 1 Ratio 11.91% Tier 1 Capital Ratio 11.91% Total Capital Ratio 13.97% x From a regulatory standpoint, we are well - capitalized with excess capital. x We take a prudent approach to capital management. ($ in millions) Westfield Bank Ratio at March 31, 2022 Well Capitalized Leverage Ratio 9.07% 5.0% Common Equity Tier 1 Ratio 12.07% 6.5% Tier 1 Capital Ratio 12.07% 8.0% Total Capital Ratio 13.09% 10.0%

CAPITAL RETURN TO SHAREHOLDERS 27 Year # of Shares 2018 2,189,276 2019 1,938,667 2020 1,391,496 2021 2,758,051 1Q2022 112,674 Year Annual Dividends per Share 2018 $0.16 2019 $0.20 2020 $0.20 2021 $0.20 1Q2022 $0.06 Share Repurchases Dividends On April 27 , 2021 , the Board of Directors authorized a stock repurchase plan (the “ 2021 Plan”) under which the Company is authorized to repurchase up to 2 . 4 million shares, or 10 % of its outstanding common stock . During the three months ended March 31 , 2022 , the Company repurchased 112 , 674 shares of common stock under the 2021 Plan . At March 31 , 2022 , there were 564 , 645 shares available for repurchase under the 2021 Plan . The Company also announced that the Board of Directors declared a quarterly cash dividend of $ 0 . 06 per share . The dividend will be payable on or about May 25 , 2022 to shareholders of record on M ay 11 , 2022 .

CAPITAL MANAGEMENT 28 $9.07 $9.29 $9.56 $9.87 $9.63 $8.44 $8.66 $8.89 $9.21 $8.97 Book Value per Share Tangible Book Value per Share (non - GAAP) Book Value Tangible Book Value (non-GAAP) Book value per share was $9.63 at March 31, 2022 compared to $9.87 at December 31, 2021. Tangible book value per share (non - GAAP) decreased $0.24, or 2.6%, from $9.21 at December 31, 2021 to $8.97 at March 31, 2022. Accumulated other comprehensive income/loss reduced the tangible book value per common share by $ 0.37 as of March 31, 2022, primarily due to the impact of higher interest rates on the fair value of available - for - sale securities.

APPENDIX: NON - GAAP TO GAAP RECONCILIATION 29 Reconciliation of Non - GAAP to GAAP Financial Measures The Company believes that certain non - GAAP financial measures provide information to investors that is useful in understanding i ts financial condition. Because not all companies use the same calculation, this presentation may not be comparable to other similarly title d measures calculated by other companies. A reconciliation of these non - GAAP financial measures is provided below. 3/31/2022 12/31/2021 9/30/2021 6/30/2021 3/31/2021 (In thousands) Loans (no tax adjustment) 17,947$ 18,089$ 18,670$ 18,321$ 19,120$ Tax-equivalent adjustment 120 108 106 104 100 Loans (tax-equivalent basis) 18,067$ 18,197$ 18,776$ 18,425$ 19,220$ Securities (no tax adjustment) 1,950$ 1,763$ 1,500$ 1,277$ 854$ Tax-equivalent adjustment - 1 1 1 - Securities (tax-equivalent basis) 1,950$ 1,764$ 1,501$ 1,278$ 854$ Net interest income (no tax adjustment) 18,698$ 18,582$ 18,765$ 17,804$ 18,026$ Tax equivalent adjustment 120 109 107 105 100 Net interest income (tax-equivalent basis) 18,818$ 18,691$ 18,872$ 17,909$ 18,126$ Net interest income (no tax adjustment) 18,698$ 18,582$ 18,765$ 17,804$ 18,026$ Less: Purchase accounting adjustments 39 (31) 56 (33) (45) Prepayment penalties and fees 21 21 8 117 35 PPP fee income 562 973 1,757 1,627 2,411 Adjusted net interest income (non-GAAP) 18,076$ 17,619$ 16,944$ 16,093$ 15,625$ Average interest-earning assets 2,385,932$ 2,394,397$ 2,337,717$ 2,330,311$ 2,255,474$ Average interest-earnings asset, excluding average PPP loans $ 2,370,852 $ 2,352,858 $ 2,257,346 $ 2,174,716 $ 2,088,910 Net interest margin (no tax adjustment) 3.18% 3.08% 3.18% 3.06% 3.24% Net interest margin, tax-equivalent 3.20% 3.10% 3.20% 3.08% 3.26% Adjusted net interest margin, excluding purchase accounting adjustments, PPP fee income and prepayment penalties (non-GAAP) 3.10% 2.97% 2.98% 2.97% 3.03% For the quarter ended

APPENDIX: NON - GAAP TO GAAP RECONCILIATION 30 Reconciliation of Non - GAAP to GAAP Financial Measures The Company believes that certain non - GAAP financial measures provide information to investors that is useful in understanding i ts financial condition. Because not all companies use the same calculation, this presentation may not be comparable to other similarly title d measures calculated by other companies. A reconciliation of these non - GAAP financial measures is provided below. 3/31/2022 12/31/2021 9/30/2021 6/30/2021 3/31/2021 (In thousands) Book Value per Share (GAAP) 9.63$ 9.87$ 9.56$ 9.29$ 9.07$ Non-GAAP adjustments: Goodwill (0.55) (0.55) (0.55) (0.52) (0.51) Core deposit intangible (0.11) (0.11) (0.12) (0.11) (0.12) Tangible Book Value per Share (non-GAAP) 8.97$ 9.21$ 8.89$ 8.66$ 8.44$ Income Before Income Taxes (GAAP) 7,015$ 8,215$ 8,142$ 7,739$ 7,628$ (Credit) provision for loan losses (425) 300 (100) (1,200) 75 Income Before Taxes and Provision (non-GAAP) 6,590$ 8,515$ 8,042$ 6,539$ 7,703$ Efficiency Ratio: Non-interest Expense (GAAP) 14,456$ 13,923$ 14,018$ 13,674$ 13,327$ Non-GAAP adjustments: Loss on prepayment of borrowings - - - (45) - Non-Interest Expense for Efficiency Ratio (non-GAAP) 14,456$ 13,923$ 14,018$ 13,629$ 13,327$ Net Interest Income (GAAP) 18,698$ 18,582$ 18,765$ 17,804$ 18,026$ Non-Interest Income (GAAP) 2,348$ 3,856$ 3,295$ 2,409$ 3,004$ Non-GAAP adjustments: Bank-owned life insurance death benefit - (555) - - - Loss (gain) on securities, net 4 - (2) 12 62 Unrealized losses (gains) on marketable equity securities 276 96 (11) (6) 89 Loss on interest rate swap termination - - - 402 - Gain on non-marketable equity investments - (352) - - (546) Non-Interest Income for Efficiency Ratio (non-GAAP) 2,628$ 3,045$ 3,282$ 2,817$ 2,609$ Total Revenue for Efficiency Ratio (non-GAAP) 21,326$ 21,627$ 22,047$ 20,621$ 20,635$ Efficiency Ratio (GAAP) 68.69% 62.05% 63.54% 67.65% 63.37% Efficiency Ratio (Non-interest Expense for Efficiency Ratio (non-GAAP)/Total Revenue for Efficiency Ratio (non-GAAP)) 67.79% 64.38% 63.58% 66.09% 64.58% For the quarter ended

WESTFIELD BANK “WHAT BETTER BANKING’S ALL ABOUT” James C. Hagan , President and Chief Executive Officer Guida R. Sajdak , Executive Vice President and Chief Financial Officer Meghan Hibner , Vice President and Investor Relations Officer 31 141 Elm Street, Westfield, MA